Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and

Class S Shares Prospectus, each dated February 28, 2020

Effective immediately, in each prospectus, the following is added as the second to last sentence in the first paragraph under "Shareholder Information—Exchanging Shares Between Funds":

A conversion between share classes of the same Fund is a nontaxable event.

The date of this Supplement is April 13, 2020.

Please include this Supplement with your Prospectus.

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